SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 22, 2004
                                                        (January 22, 2004)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                            13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                              94403
     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release issued on January 22, 2004 by Franklin Resources, Inc.

Item 12.  Results of Operations and Financial Condition

On January 22, 2004, Franklin Resources, Inc. issued a press release announcing its financial results for the first quarter and year ended September 30, 2004. The full text of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference in any filing of the company, whether made before or after the date of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: January 22, 2004        /s/ Barbara J. Green
                              ----------------------------
                              Barbara J. Green
                              Vice President, Deputy General Counsel
                              and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Press Release issued on January 22, 2004 by Franklin Resources,
                Inc.